UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

IMAGE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 12, 2009, Mr. David Borshell has separated from the Company and no longer serves as President of Image Entertainment, Inc. (the “Company”). Upon execution of a waiver and release of claims against the Company, Mr. Borshell will be entitled to the severance payments set forth in the employment letter previously entered into between Mr. Borshell and the Company dated April 1, 2008, as amended on December 22, 2008.

Effective March 12, 2009, Mr. Jeff M. Framer has been appointed President of the Company. Mr. Framer, age 47, has served as the Company’s Chief Financial Officer since April 1993. Prior to that time, from September 1990 through March 1993, Mr. Framer served as the Company’s Controller. Mr. Framer will continue to serve as Chief Financial Officer until his replacement is identified and appointed. Mr. Framer will report directly to the board of directors of the Company.

Effective March 12, 2009, Mr. Derek “Rick” Eiberg, age 42, has been appointed Chief Operating Officer of the Company. Mr. Eiberg served as the Company’s Executive Vice President, Operations and Chief Technology Officer from April 1, 2008 until his appointment to the position of Chief Operating Officer. Prior to that time, from April 2003 until April 1, 2008, Mr. Eiberg served as Senior Vice President, Operations.

There is no family relationship between Mr. Framer or Mr. Eiberg and any of the Company’s directors or executive officers. Other than agreements relating to compensation, which shall be filed in a Current Report to Form 8-K when such agreements are finalized and executed, the Company has not entered into any material plan, contract or arrangement, oral or written, to which Mr. Framer or Mr. Eiberg is a part in connection with their appointments. The Company has not entered into any transactions with Mr. Framer or Mr. Eiberg that would require disclosure under Item 404(a) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by the Company on March 16, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release, dated March 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: March 18, 2009	By:	/s/ MICHAEL B. BAYER

Michael B. Bayer
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 16, 2009.